Summary Prospectus April 28, 2023
Virtus SGA International Growth Series — Class A Shares

This Summary Prospectus is intended for use in connection with a variable life insurance policy or a variable annuity contract and is not intended for use by other investors.

Before you invest, you may want to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus, shareholder reports, statement of additional information (SAI), and other information about the Series online at www.virtus.com/our-products/individual-investors/variable-insurance-trust-funds.

The Series’ prospectus and SAI, both dated April 28, 2023 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Series has an investment objective of high total return consistent with reasonable risk.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Virtus SGA International Growth Series. The table does not include any fees or sales charges imposed under the variable contracts for which the Series is an investment option. If they were included, your costs would be higher.

Shareholder Fees (fees paid directly from your investment)	Class A
Shareholder Fees	None

Annual Series Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.18%
Total Annual Series Operating Expenses	1.18%
Less: Expense Reimbursement(a)	(0.04)%
Total Annual Series Operating Expenses After Expense Reimbursement(a)(b)	1.14%

(a)

The Series’ investment adviser has contractually agreed to limit the Series’ total annual operating expenses (excluding certain expenses, such as front-end sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.14% through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. The adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the Series to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(b)

Not included in the table are extraordinary proxy expenses. If such amounts were reflected in this table, the Total Annual Series Operating Expenses After Expense Reimbursement would have been 1.17% for Class A Shares.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Series’ total operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The example does not reflect variable contract fees and charges, and if it did, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$116	$371	$645	$1,428

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Series Operating Expenses or in the Example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

The Series will invest in securities of issuers located throughout the world. Under normal circumstances, the Series will invest at least 80% of its assets in equity securities of issuers organized, headquartered or doing a substantial amount of business outside the U.S. As of the date of this prospectus, the Series’ subadviser, Sustainable Growth Advisers, LP (“SGA”), considers an issuer that has at least 50% of its assets or derives at least 50% of its revenue from business outside the U.S. as doing a substantial amount of business outside the U.S.

SGA uses an investment process to identify companies that it believes have a high degree of predictability, strong profitability and above average earnings and cash flow growth. SGA selects investments for the Series’ portfolio that it believes have superior long-term earnings prospects and attractive valuation. To the extent consistent with the Series’ investment objective and strategies, the subadviser will consider as an element of its investment research and decision making processes for the Series any environmental, social and/or governance (“ESG”) factors that the subadviser believes may influence risks and opportunities of companies under consideration. However, the pursuit of ESG-related goals is not the Series’ investment objective, nor one of its investment strategies. Therefore, ESG factors by themselves are not expected to determine investment decisions for the Series. The Series’ equity investments may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and depositary receipts. The Series may invest in companies of all market capitalizations. The Series will allocate its assets among various regions and countries, including emerging markets. From time to time, the Series may have a significant portion of its assets invested in the securities of companies in only a few countries or regions. Although the Series seeks investments across a number of sectors, from time to time, the Series may have significant positions in particular sectors.

SGA will sell a portfolio holding when it believes the security’s fundamentals deteriorate, its valuation is no longer attractive, or a better investment opportunity arises.

Principal Risks

The Series may not achieve its objective(s), and it is not intended to be a complete investment program. The value of the Series’ investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the Series’ investments decreases, you will lose money. Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Series invests can be worse than expected, and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease. Purchase and redemption activities by separate accounts of participating insurance companies may impact the management of the Series and its ability to achieve its investment objective(s). The principal risks of investing in the Series are identified below.

> Equity Securities Risk. The value of the stocks held by the Series may be negatively affected by the financial market, industries in which the Series invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

> Foreign Investing Risk. Investing in foreign securities subjects the Series to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

> Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

> Market Volatility Risk. The value of the securities in the Series may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Series and its investments, including hampering the ability of the Series’ portfolio manager(s) to invest the Series’ assets as intended.

> Geographic Concentration Risk. A Series that focuses its investments in a particular geographic location will be sensitive to financial, economic, political and other events negatively affecting that location and may cause the value of the Series to decrease, perhaps significantly.

> Convertible Securities Risk. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. The security may be called for redemption at a time and/or price unfavorable to the Series.

> Currency Rate Risk. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Series’ shares.

> Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Series to the same risks as direct investments in securities of foreign issuers.

> ESG Risk. The Series’ consideration of ESG factors could cause the Series to perform differently from other funds. While the subadviser believes that the integration of ESG factors into the Series’ investment process has the potential to contribute to performance, ESG factors may not be considered for every investment decision and there is no guarantee that the integration of ESG factors will result in better performance.

> Growth Stocks Risk. The Series’ investments in growth stocks may be more volatile than investments in other types of stocks, or may perform differently from the market as a whole and from other types of stocks.

> Large Market Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

> Preferred Stocks Risk. Preferred stocks may decline in price, fail to pay dividends when expected, or be illiquid.

> Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the Series, resulting in an adverse impact on remaining shareholders in the Series by causing the Series to take actions it would not otherwise have taken.

> Sector Focused Investing Risk. Events negatively affecting a particular market sector in which the Series focuses its investments may cause the value of the Series’ shares to decrease, perhaps significantly.

> Small and Medium Market Capitalization Companies Risk. The Series’ investments in small and medium market capitalization companies may increase the volatility and risk of loss to the Series, as compared with investments in larger, more established companies.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Series. The bar chart shows changes in the Series’ performance from year to year over a 10-year period. The Series’ past performance is not necessarily an indication of how the Series will perform in the future. The current subadviser commenced providing services for the Series in June 2019 and therefore the returns shown in the table for periods prior to that date reflect the performance of

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other investment professionals. The table shows how the Series’ average annual returns compare to those of a broad-based securities market index. The Series’ returns in the chart and table do not reflect the deduction of any separate account or variable contract charges. The returns would have been less than those shown if such charges were deducted. Updated performance information is available at virtus.com or by calling 800-367-5877.

Calendar year total returns for Class A Shares

Best Quarter:	2020, Q2:	20.51%	Worst Quarter:	2018, Q4:	-18.36%	Year to Date (3/31/2023):	7.98%

Average Annual Total Returns (for the periods ended 12/31/2022)

	1 Year	5 Years	10 Years
Class A Shares	-18.61%	1.49%	1.31%
MSCI AC World ex USA Index (net) (does not reflect fees or expenses)	-16.00%	0.88%	3.80%

The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Management

The Series’ investment adviser is Virtus Investment Advisers, Inc. (“VIA”).

The Series’ subadviser is Sustainable Growth Advisers, LP (“SGA”), an affiliate of VIA.

> Tucker Brown, Portfolio Manager and Principal of SGA. Mr. Brown has served as a Portfolio Manager of the Series since June 2019.

> Alexandra Lee, Portfolio Manager and Principal of SGA. Ms. Lee has served as a Portfolio Manager of the Series since June 2019.

> Kishore Rao, Analyst, Portfolio Manager, Principal and a member of the Investment Committee at SGA. Mr. Rao has served as a Portfolio Manager of the fund since June 2022.

Purchase and Sale of Series Shares

The Series does not offer its shares to the general public. The Series currently offers shares only to the separate accounts of participating insurance companies. Virtus Variable Insurance Trust (the “Trust”), of which the Series is a separate investment portfolio, has entered into an agreement with the insurance company sponsor of each separate account (participation agreement) setting forth the terms and conditions pursuant to which the insurance company will purchase and redeem shares of the Series. For information concerning the purchase of units of the separate accounts, see the variable contract prospectus.

Tax Information

Since the separate accounts are the only shareholders of the Series, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to the purchasers of variable contracts, see the variable contract prospectus which describes the particular separate account and variable contract.

Payments to Insurance Companies and Other Financial Intermediaries

Series shares are generally available only through intermediaries, i.e., the separate accounts. The Series (and/or its related companies) may pay the insurance companies (and/or their related companies) for distribution and/or other services; some of the payments may, in turn, go to broker-dealers and other financial intermediaries. For example, the Series may make payments for sub-transfer agency services to one or more of the insurance companies. Such payments may create a conflict of interest for an intermediary by influencing the intermediary’s investment recommendations, or be a factor in the insurance company’s decision to include the Series as an underlying investment option in a variable contract. Ask your salesperson or review your variable contract prospectus for more information.

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